                                                   EXHIBIT NUMBER (10)(xviii)(1)
                                                         TO 1996 FORM 10-K

                        FIRST AMENDMENT TO OFFICE LEASE
                        -------------------------------

     THIS FIRST AMENDMENT TO OFFICE LEASE ("Amendment") is made as of this 20th day of October, 1987, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated July 12, 1984, and known as Trust No. 61523 ("Landlord"), and THE NORTHERN TRUST COMPANY, an Illinois corporation ("Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Landlord and Tenant have entered into that certain Office Lease dated July 8, 1987 (the "Lease"), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain Premises (as defined in the Lease) on floors 3, 4, 5, 6, 7, 8, 9, 10, 13 and 14 of the building commonly known as Manufacturers Hanover Plaza located at 10 South LaSalle Street, Chicago, Illinois (the "Building"); and

     WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord certain additional premises located on floor 11 of the Building under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   ADDITIONAL PREMISES.
          -------------------

          A. 11th Floor 5-Year Space. Landlord leases to Tenant and Tenant leases from Landlord the additional premises located on floor 11 of the Building shown cross-hatched on Exhibit A attached hereto and labelled as "Northern Trust 5-Year Space" ("11th Floor 5-Year Space").

          B. 11th Floor 3-Year Space. Landlord leases to Tenant and Tenant leases from Landlord the additional premises located on floor 11 of the Building shown lined on Exhibit A attached hereto and labelled "Northern Trust 3-Year Space" ("11th Floor 3-Year Space").

          C.   Incorporation of 11th Floor 5-Year Space and 11th Floor 3-Year
Space.

               (1) Exhibit A attached hereto is hereby incorporated into the Lease as Exhibit A-1 thereto.

               (2) After the words "Trust Company" in the 6th to the last line of Paragraph 1.N. of the Lease, the following shall be inserted: "and the space on floor 11 of the Building cross-hatched on Exhibit A-1 attached hereto and identified as "Northern Trust 5-Year Space" ("11th Floor 5-Year Space") and the space on floor 11 of the Building lined on Exhibit A-1 attached hereto and identified as "Northern Trust 3-Year Space" ("11th Floor 3-Year Space")".

               (3) After the words "Long-Term Space" in the 3rd to the last line of Paragraph 1.N. of the Lease, the following shall be inserted: "and 11th Floor 5-Year Space and 11th Floor 3-Year Space".

     2.   TERM.
          ----

          A. 11th Floor 5-Year Space Term. With respect to 11th Floor 5-Year Space, the Commencement Date of the Term (as defined in the Lease) shall be the earlier of (i) March 1, 1988, or (ii) the date Tenant first occupies all or part of the 11th Floor 5-Year Space for the conduct of business (the "11th Floor 5-Year Space Commencement Date"). The Expiration Date of the Term (as defined in the Lease) with respect to 11th Floor 5-Year Space shall be August 31, 1992 (the "11th Floor 5-Year Space Expiration Date"), unless terminated earlier or extended as otherwise provided in the Lease or herein. The period commencing on the 11th Floor 5-Year Space Commencement Date and ending on the 11th Floor 5-Year Space Expiration Date is hereinafter referred to as the "11th Floor 5-Year Space Term".

          B. 11th Floor 3-Year Space Term. With respect to 11th Floor 3-Year Space, the Commencement Date of the Term shall be the earlier of (i) March 1, 1988, or (ii) the date Tenant first occupies all or part of the 11th Floor 3-Year Space for the conduct of business (the "11th Floor 3-Year Space Commencement Date"). The Expiration Date of the Term with respect to 11th Floor 3-Year Space shall be August 31, 1990 (the "11th Floor 3-Year Space Expiration Date"), unless terminated earlier or extended as otherwise provided in the Lease or herein. The period commencing on the 11th Floor 3-Year Space Commencement Date and ending on the 11th Floor 3-Year Space Expiration Date is hereinafter referred to as the "11th Floor 3-Year Space Term".

          C. Confirmation of Term. At Landlord's request, Tenant shall execute a statement setting forth the 11th Floor 5-Year Space Commencement Date and the 11th Floor 3-Year Space Commencement Date, determined as provided above, but no failure by Tenant to do so shall affect the determination of such dates.

          D. Incorporation of 11th Floor 5-Year Space Term and 11th Floor 3-Year Space Term.

          (1) The following shall be inserted at the end of Paragraph 1.E. of the Lease: "and from the 11th Floor 5-Year Space Commencement Date (as hereinafter defined) to and including the 11th Floor 5-Year Space Expiration Date (as hereinafter defined) as to 11th Floor 5-Year Space (as hereinafter defined) ("11th Floor 5-Year Space Term") and from the 11th Floor 3-Year Space Commencement Date (as hereinafter defined) to and including the 11th Floor 3-Year Space Expiration Date (as hereinafter defined) as to 11th Floor 3-Year Space (as hereinafter defined) ("11th Floor 3-Year Space Term")".

          (2) The following shall be inserted at the end of Paragraph 1.F. of the Lease: ", as to Short-Term Space and Long-Term Space and the earlier of
     (i) March 1, 1988, or (ii) the date Tenant first occupies all or part of the 11th Floor 5-Year Space for the conduct of business (the "11th Floor 5-Year Space Commencement Date") as to 11th Floor 5-Year Space and the earlier of (i) March 1, 1988, or (ii) the date Tenant first occupies all or part of the 11th Floor 3-Year Space for the conduct of business (the "11th Floor 3-Year Space Commencement Date") as to 11th Floor 3-Year Space".

          (3) Before the word "and" in line 6 of Paragraph 1.G. of the Lease, the following shall be inserted: "and as to 11th Floor 3-Year Space ("11th Floor 3-Year Space Expiration Date")".

          (4) The following shall be inserted at the end of Paragraph 1.G. of the Lease: "and the last day of the fifth (5th) Lease Year as to 11th Floor 5-Year Space ("11th Floor 5-Year Space Expiration Date")".

          (5) Before the words "Commencement Date" in line 6 of Paragraph 2 of the Lease, the word "respective" shall be inserted.

          (6) After the words "Long-Term Space," in line 9 of paragraph 2 of the Lease, the following shall be inserted: "and on the 11th Floor 5-Year Space Expiration Date, as to 11th Floor 5-Year Space, and on the 11th Floor 3-Year Space Expiration date, as to 11th Floor 3-Year Space".

          (7) Before the words "the Premises" in line 2 of Paragraph 4.A. of the Lease, the words "each portion of" shall be inserted.

          (8) Before the word "Commencement" in line 2 of Paragraph 4.A. of the Lease, the word "respective" shall be inserted.

               (9) Wherever in Paragraph 13 of the Lease the phrase "Short-Term Space or Long-Term Space" shall appear the following shall be inserted after such phrase: "or 11th Floor 5-Year Space or 11th Floor 3-Year Space".

               (10) Wherever in Paragraph 13 of the Lease the phrase "Short-Term Space Term or Long-Term Space Term" shall appear the following shall be inserted after such phrase: "or 11th Floor 5-Year Space Term or 11th Floor 3-Year Space Term".

               (11) At the beginning of line 6 of Paragraph 14 of the Lease, the following shall be inserted: "or all or any part of the 11th Floor 5-Year Space after the 11th Floor 5-Year Space Expiration Date or all or any part of the 11th Floor 3-Year Space after the 11th Floor 3-Year Space
     Expiration Date".

               (12) After the words "Short-Term Space" in line 16 of Paragraph 14 of the Lease, the following shall be inserted: ", 11th Floor 5-Year Space, 11th Floor 3-Year Space".

               (13) After the words "Expiration Date" in line 7 of Paragraph 19 of the Lease, the following shall be inserted: ", 11th Floor 5-Year Space Expiration Date, 11th Floor 3-Year Space Expiration Date".

     3.   RENTABLE AREA AND TENANT'S PROPORTIONATE SHARE.
          ----------------------------------------------

          A. Rentable Area. "Rentable Area of 11th Floor 5-Year Space" shall mean 4,001 square feet. "Rentable Area of 11th Floor 3-Year Space" shall mean 16,721 square feet.

          B. Tenant's Proportionate Share. Tenant's Proportionate Share (as defined in the Lease) as to 11th Floor 5-Year Space shall be .562%. Tenant's Proportionate Share as to 11th Floor 3-Year Space shall be 2.351%.

          C.   Incorporation of Rentable Area and Tenant's Proportionate Share.

               (1) Paragraph 1.I. of the Lease is hereby deleted in its entirety and the following shall be substituted therefor:

"I.  Rentable Area of
      Premises:                                 199,130 square feet (78,051
                                                square feet of Rentable Area of
                                                Short-Term Space, 100,357 square
                                                feet of Rentable Area of Long-
                                                Term Space, 4,001 square feet of
                                                Rentable Area of 11th

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                                                Floor 5-year Space, and 16,721
                                                square feet of Rentable Area of
                                                11th Floor 3-Year Space)".

                    (2) Paragraph 1.L. of the Lease is hereby deleted in its entirety and the following shall be substituted therefor:

     "L. Tenant's Proportionate
          Share: 27.995% (10.973% as to Short-Term Space, 14.109% as to Long-Term Space, .562% as to 11th Floor 5-Year Space and 2.351% as to 11th Floor 3-Year Space)".

                    (3) Before the words "shall mean" in line 4 of Paragraph 7.A(3) of the Lease, the following shall be inserted: "and "Rentable Area of 11th Floor 5-Years Space" and "Rentable Area of 11th Floor 3-Year Space "."

                    (4) After the word "Space" in line 8 of Paragraph 7.A(3) of the Lease, the following shall be inserted: "and Rentable Area of 11th Floor 5-Year Space and Rentable Area of 11th Floor 3-Year Space".

                    (5) After the words "Long-Term Space" in line 17 of Paragraph 7.A(3) of the Lease, the following shall be inserted:
          ",Rentable Area of 11th Floor 5-Year Space, Rentable Area of 11th Floor 3-Year Space".

                    (6) After the Word "Date" in line 6 of Paragraph 7.A(5) of the Lease, the following shall be inserted: ", 11th Floor 5-Year Space Expiration Date or 11th Floor 3-Year Space Expiration Date".

                    (7) Before the word "Tenant's" in line 8 of Paragraph 7.A(5) of the Lease, the following sentence shall be inserted: "Prior to the 11th Floor 5-Year Space Commencement Date and the 11th Floor 3-Year Space Commencement Date, Tenant's Proportionate Share shall not include the portion of Tenant's Proportionate Share attributable to 11th Floor 5-Year Space or 11th Floor 3-Year Space, respectively".

          4.RENT.
            ----

            A. Base Rent for 11th Floor 5-Year Space. Annual Base Rent for 11th Floor 5-Year Space shall be as follows:

          Period                                    Annual Base Rent
          ------                                    ----------------

First (1st) Lease Year                       $16.00 per square foot of
                                             Rentable Area of 11th Floor 5-
                                             Year Space (i.e., $64,016.00).

Second (2nd) Lease Year                      $18.00 per square foot of Rentable
                                             Area of 11th Floor 5-Year Space
                                             (i.e., $72,018.00).

Third (3rd) Lease Year                       $20.00 per square foot of Rentable
                                             Area of 11th Floor 5-Year Space
                                             (i.e., $80,020.00).

Fourth (4th) Lease Year                      $23.50 per square foot of Rentable
                                             Area of 11th Floor 5-Year Space
                                             (i.e., $94,023.50).

Fifth (5th) Lease Year                       $23.50 per square foot of Rentable
                                             Area of 11th Floor 5-Year Space
                                             (i.e., $94,023.50).

          B. Base Rent for 11th Floor 3-Year Space. Annual Base Rent for 11th Floor 3-Year Space shall be as follows:

          Period                                    Annual Base Rent
          ------                                    ----------------

First (1st) Lease Year                       $16.00 per square foot of
                                             Rentable Area of 11th Floor 3-
                                             Year Space (i.e., $267,536.00).

Second (2nd) Lease Year                      $18.00 per square foot of Rentable
                                             Area of 11th Floor 3-Year Space
                                             (i.e., $300,978.00).

Third (3rd) Lease Year                       $20.00 per square foot of Rentable
                                             Area of 11th Floor 3-Year Space
                                             (i.e., $334,420.00).

          C. Definition of Lease Year. As used in this Amendment, the term "Lease Year" shall have the same meaning as set forth in the Lease (i.e., each twelve (12) consecutive calendar month period commencing on September 1 and ending on August 31).

          D.   Incorporation of Rent.

               (1) The Annual Base Rent table for 11th Floor 5-Year Space set forth in Paragraph 4.A. above shall be incorporated into the Lease as Paragraph 1.H(iii). The Annual Base Rent table for 11th Floor 3-Year Space set forth in Paragraph 4.B. above shall be incorporated into the Lease as Paragraph 1.H(iv).

               (2) After the words "Paragraph 6 below)" in line 18 of Paragraph 3.D. of the Lease, the following shall be inserted: "and 11th Floor 5-Year Space Rent (as defined in Paragraph 6 below) and 11th Floor 3-Year Space Rent (as defined in Paragraph 6 below)".

               (3) At the end of the first sentence of Paragraph 6 of the Lease, the following shall be inserted: ", as to Short-Term Space and Long-Term Space, and at the annual rate stated in Paragraph 1.H(iii), as to 11th Floor 5-Year Space, and at the annual rate stated in Paragraph 1.H(iv), as to 11th Floor 3-Year Space".

               (4) Before the words "Rent shall be" in line 12 of the second paragraph of Paragraph 6 of the Lease, the following sentence shall be inserted: "Base Rent pertaining to 11th Floor 5-Year Space, as set forth in Paragraph 1.H(iii) above, along with Rent Adjustment and additional rent pertaining to 11th Floor 5-Year Space, shall be collectively called "11th Floor 5-Year Space Rent" and Base Rent pertaining to 11th Floor 3-Year Space, as set forth in Paragraph 1.H(iv) above, along with Rent Adjustment and additional rent pertaining to 11th Floor 3-Year Space, shall be collectively called "11th Floor 3-Year Space Rent."."

               (5) After the word "Rent" in line 17 of Paragraph 16.A(3) of the Lease, the following shall be inserted: "11th Floor 5-Year Space Rent or 11th Floor 3-Year Space Rent".

     5.   TENANT ALLOWANCE.  Landlord shall pay as an allowance towards the cost
          ----------------
of the Tenant Improvement Work (as defined in the Workletter Agreement attached to the Lease (the "Workletter")) an amount equal to $15.00 per square foot of Rentable Area of 11th Floor 5-Year Space and $15.00 per square foot of Rentable Area of 11th Floor 3-Year Space, payable in accordance with Paragraph 8 of the Workletter. Accordingly, the following shall be inserted at the end of Paragraph 1.S. of the Lease: "$15.00 per square foot of Rentable Area of 11th Floor 5-Year Space and $15.00 per square foot of Rentable Area of 11th Floor 3-Year Space".

     6.   ONE-YEAR OPTIONS TO EXTEND.
          --------------------------

          A. One-Year Options to Extend. Provided that as of the 11th Floor 3-Year Space Expiration Date (i.e., August 31, 1990) and at the time each option described below is exercised, no Default of Tenant exists under the Lease or hereunder, Landlord hereby grants to Tenant the option to extend the 11th Floor 3-Year Space Term in respect to all (and not less than all) of the 11th Floor 3-Year Space upon the terms, covenants, conditions and provisions contained in the

Lease and herein (except that (i) Annual Base Rent will be as set forth in the following sentence, (ii) no additional construction allowance will be paid by Landlord and (iii) no additional options to extend will be created by the exercise of any such option to extend), for two (2) separate, successive periods of one (1) year each, to follow consecutively upon the 11th Floor 3-Year Space Expiration Date, so that the 11th Floor 3-Year Space Term shall expire on the Short-Term Space Expiration Date (as defined on the Lease) as extended pursuant to each of the two (2) respective one (1) year extension options granted under Paragraph 27.A. of the Lease. The Annual Base Rent for any such period shall be Twenty-Three Dollars and Fifty Cents ($23.50) per annum per square foot of Rentable Area of 11th Floor 3-Year Space (i.e., $392,943.50). Tenant's Rent Adjustment obligation under Paragraph 7 of the Lease shall continue. Each such option shall be exercisable by Tenant's giving written notice (which shall be irrevocable) to Landlord of its exercise of the same not less than one (1) year prior to the expiration date of the then current 11th Floor 3-Year Space Term. The option to extend for the second one-year extension period shall be conditioned upon Tenant's having exercised the option to extend the 11th Floor 3-Year Space Term for the first one-year extension period.

          B. No Assignment. Tenant shall have no right to assign, transfer, or otherwise dispose of any of its rights or interests under this Paragraph 6, such rights being granted solely to The Northern Trust Company; provided, however, any successor by merger, consolidation or acquisition of all or substantially all of the assets or capital stock of The Northern Trust Company shall be entitled to the rights granted to The Northern Trust Company hereunder.

     7.   TEN-YEAR OPTION TO EXTEND.
          -------------------------

          A. 11th Floor 5-Year Space. Provided that as of the 11th Floor 5-Year Space Expiration Date (i.e., August 31, 1992) and at the time the option described below is exercised, no Default of Tenant exists under the Lease or hereunder and provided that Cameron Properties, Inc., has waived its expansion option with respect to the 11th Floor 5-Year Space or such option has expired, Landlord hereby grants to Tenant the option to extend the 11th Floor 5-Year Space Term in respect to all (and not less than all) of the 11th Floor 5-Year Space upon the terms, covenants, conditions and provisions contained in the Lease and herein (except that (i) Rent will be as set forth below in this Paragraph 7.A., (ii) additional construction allowance will be paid by Landlord as set forth below in this Paragraph 7.A., and (iii) no additional options to extend will be created by the exercise of such option to extend), for one (1) period of ten (10) years, to follow consecutively upon the 11th Floor 5-Year Space Expiration Date, so that the 11th Floor 5-Year Space Term shall expire on the Long-Term Space

Expiration Date (as defined in the Lease). The Rent for any Lease Year within such extension period shall be calculated on the basis of the prevailing rental rate(s) (as defined in Paragraph 27.B(ii) of the Lease), but in no event shall the Annual Base Rent for such extension term be less than the Annual Base Rent for 11th Floor 5-Year Space, as adjusted, for the fifth (5th) Lease Year. Such option shall be exercisable by Tenant's giving written notice (which shall be irrevocable) to Landlord of its exercise of the same not less than one (1) year prior to the 11th Floor 5-Year Space Expiration Date. If Tenant so exercises said option, Landlord shall pay as additional allowance toward the cost of Tenant Improvement Work for the 11th Floor 5-Year Space an amount equal to $15.00 per square foot of Rentable Area of 11th Floor 5-Year Space, payable in accordance with Paragraph 8 of the Workletter.

          B. 11th Floor 3-Year Space. Provided that Tenant has previously exercised both one (1) year extension options granted under Paragraph 6 above and that as of the 11th Floor 3-Year Space Expiration Date, as extended (i.e., August 31, 1992), and at the time the option described below is exercised, no Default of Tenant exists under the Lease or hereunder, Landlord hereby grants to Tenant the option to extend the 11th Floor 3-Year Space Term in respect to al (and not less than all) of the 11th Floor 3-Year Space upon the terms, covenants, conditions and provisions contained in the Lease and herein (except that (i) Rent will be as set forth below in this Paragraph 7.B., (ii) additional construction allowance will be paid by Landlord as set forth below in this Paragraph 7.B., and (iii) no additional options to extend will be created by the exercise of such option to extend), for one (1) period of ten (10) years, to follow consecutively upon the 11th Floor 3-Year Space Expiration Date as extended under Paragraph 6 above, so that the 11th Floor 3- Year Space Term shall expire on the Long-Term Space Expiration Date. The Rent for any Lease Year within such extension period shall be calculated on the basis of the prevailing rental rate(s) (as defined in Paragraph 27.B(ii) of the Lease), but in no event shall the Annual Base Rent for such extension term be less than the Annual Base Rent for 11th Floor 3-Year Space, as adjusted, for the fifth (5th) Lease Year. Such option shall be exercisable by Tenant's giving written notice (which shall be irrevocable) to Landlord of its exercise of the same not less than one (1) year prior to the 11th Floor 3-Year Space Expiration Date, as extended under Paragraph 6 above. If Tenant so exercises said option, Landlord shall pay as additional allowance toward the cost of Tenant Improvement Work for 11th Floor 3-Year Space an amount equal to $15.00 per square foot of Rentable Area of 11th Floor 3-Year Space, payable in accordance with Paragraph 8 of the Workletter.

          C. No Assignment. Tenant shall have no right to assign, transfer or otherwise dispose of any of its rights or interests under this Paragraph 7, such rights being granted solely to The Northern Trust Company; provided, however, any successor by merger, consolidation or acquisition of all or substantially all of the assets or capital stock of The Northern Trust Company shall be entitled to the rights granted to The Northern Trust Company hereunder.

     8.   LONG-TERM OPTIONS TO EXTEND.
          ---------------------------

          A. Long-Term Options. Provided that Tenant has previously exercised both of the ten (10) year extension options granted under Paragraph 7 above, and that as of the 11th Floor 5-Year Space Expiration Date, as extended (i.e., August 31, 2002), and the 11th Floor 3-Year Space Expiration Date, as extended (i.e., August 31, 2002), and at the time that each option described below is exercised, no Default of Tenant exists hereunder, Landlord hereby grants to Tenant the option to extend the 11th Floor 5-Year Space Term and the 11th Floor 3-Year Space Term in respect to all (and not less than all) of the 11th Floor 5-Year Space and 11th Floor 3-Year Space upon the terms, covenants, conditions and provisions contained in the Lease and herein (except that (i) Rent will be as set forth in the following sentence, (ii) no additional construction allowance will be paid by Landlord and (iii) no additional options to extend will be created by the exercise of any such option to extend, for two (2) separate, successive periods of ten (10) years each, to follow consecutively upon the 11th Floor 5-Year Space Expiration Date and 11th Floor 3-year Space Expiration Date, respectively, so that the 11th Floor 5-Year Space Term and the 11th Floor 3-Year Space Term, respectively, shall expire on the Long-Term Space Expiration Date as extended pursuant to each of the two (2) respective ten (10) year extension options granted under Paragraph 27.B. of the Lease. The Rent for any Lease Year within such extension period shall be calculated on the basis of the prevailing rental rate(s) (as defined in Paragraph 27.B(ii) of the Lease), but in no event shall the Annual Base Rent for either extension term be less than the Annual Base Rent for the 11th Floor 5-Year Space and 11th Floor 3-Year Space, respectively, as adjusted, for the fifteenth (15th) Lease Year (in the case of the first extension option) or the last Lease Year of the first ten (10) year extension term granted under this Paragraph 8.A. (in the case of the second extension term). Each such option shall be exercisable by Tenant's giving written notice (which shall be irrevocable) to Landlord of its exercise of same not less than one (1) year prior to the expiration date of the then current 11th Floor 5-Year Space Term and 11th Floor 3-Year Space Term. The option to extend for the second ten-year extension period granted under this Paragraph 8.A. shall be conditioned upon Tenant's having exercised the option to extend the 11th Floor 5-Year Space Term and 11th Floor 3-Year Space Term for the first ten-year extension period.

          B. No Assignment. Tenant shall have no right to assign, transfer or otherwise dispose of any of its rights or interests under this Paragraph 8, such rights being granted solely to the Northern Trust Company; provided, however, any successor by merger, consolidation or acquisition of all or substantially all of the assets or capital stock of The Northern Trust Company shall be entitled to the rights granted to The Northern Trust Company hereunder.

     9.   EXERCISE OF SHORT-TERM SPACE OPTIONS TO EXTEND WITH RESPECT TO FLOOR
          --------------------------------------------------------------------
14.  Notwithstanding anything to the contrary contained in the Lease, Tenant
--
hereby exercises its right to extend the Short-Term Space Term with respect to the Short-Term Space located on floor 14 of the Building for both of the one (1) year extension periods granted under Paragraph 27.A. of the Lease. Such extension periods shall be under the terms, covenants and conditions set forth in Paragraph 27.A. Nothing contained in this Paragraph 10 shall be construed as modifying or altering Paragraph 27.A. in any way with respect to the balance of the Short-Term Space.

     10.  PRIORITY OF EXERCISE OF SHORT-TERM SPACE OPTION TO EXTEND.
          ---------------------------------------------------------

          A. Amendment of Short-Term Space Options. Landlord hereby grants to Tenant the right to exercise the options to extend the Short-Term Space Term granted under Paragraph 27.A. of the Lease on a floor-by-floor basis (i.e., Tenant may exercise its option to extend with respect to all (but not less than all) of the Short-Term Space located on one or more floors of the Building).

          B. Priority. Tenant hereby agrees to exercise its Short-Term Space options to extend granted under Paragraph 27.A. of the Lease, as amended by Paragraph 10.A. above, in the following order of priority: (a) Tenant shall exercise its options to extend with respect to Short-Term Space located on floors 3, 9 or 11 of the Building prior to exercising its options to extend with respect to Short-Term Space located on floors 10 or 13 of the Building, and (b) Tenant shall exercise its options to extend with respect to Short-Term Space located on floor 10 of the Building prior to its exercising its option to extend with respect to Short-Term Space located on floor 13 of the Building.

     11.  BROKER.
          ------

          A. Tenant Representation. Tenant represents to Landlord and the Beneficiary that except for Scribcor, Inc., Tenant has not dealt with any real estate broker, sales person or finder in connection with this Amendment and no other person initiated or participated in the negotiation of this

Amendment or showed the 11th Floor 5-Year Space or 11th Floor 3-Year Space to Tenant. Tenant agrees to indemnify, defend and hold harmless Landlord, the Beneficiary, the Manager and their respective officers, partners and employees, from and against any and all claims, demands, liabilities, actions, damages, costs and expenses (including attorneys' fees) for brokerage commissions or fees arising out of a breach of such representation.

          B. Landlord Representation. Landlord represents to Tenant that except for Scribor, Inc., Landlord has not dealt with any real estate broker, sales person or finder in connection with this Amendment, and no other person initiated or participated in the negotiation of this Amendment. Landlord agrees to indemnify, defend and hold harmless Tenant and its officers and employees from and against any and all claims, demands, liabilities, actions, damages, costs and expenses (including attorneys' fees) for brokerage commissions or fees arising out of a breach of such representation.

          C. Tenant Payment of Brokerage Fees. Scribor, Inc., has acted as consultant to Tenant in connection with this Amendment and Tenant shall be solely responsible for the payment of any and all fees, compensation and expenses due Scribor, Inc. Tenant agrees to indemnify, defend and hold harmless Landlord, the Beneficiary, the Manager and their respective officers, partners and employees from and against any and all claims, demands, liabilities, actions, damages, costs and expenses (including attorneys' fees) which may arise out of the failure of Tenant to pay such fees, compensations and expenses to Scribor, Inc.

     12.  AMENDMENTS TO WORKLETTER AGREEMENT.
          ----------------------------------

          A. After the words "Refusal Space" in line 9 of Paragraph 2(a) on page C-6 of the Workletter, the following shall be inserted: "(iv) after October 20, 1987, with respect to additional Tenant Improvement Work in the 11th Floor 5-Year Space and the 11th Floor 3-Year Space".

          B. After the words "Refusal Space" in line 9 of Paragraph 2(b) on page C-7 of the Workletter, the following shall be inserted: "(iv) after October 20, 1987, with respect to additional Tenant Improvement Work in the 11th Floor 5-Year Space and the 11th Floor 3-Year Space".

     13.  FULL FORCE AND EFFECT.  Except as specifically provided in this
          ---------------------
Amendment, the Lease shall continue in full force and effect, and the same is hereby ratified nd confirmed as amended hereby. No waiver by Landlord of any Default by Tenant under the Lease, whether past, current or future, shall be implied or construed by any provision herein or because of Landlord's failure to act with respect thereto

     14.  EXCULPATION.   This Amendment is executed by American National Bank
          -----------
and Trust Company of Chicago, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated July 12, 1984, and known as Trust Number 61523 at American National Bank and Trust Company of Chicago, to all provisions of which Trust Agreement this Amendment is expressly made subject. It is expressly understood and agreed that nothing contained in this Amendment shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, contained herein, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the said Trustee is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Premises for the payment of same.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:                          TENANT:

AMERICAN NATIONAL BANK AND         THE NORTHERN TRUST COMPANY
 TRUST COMPANY OF CHICAGO,
not personally but solely
as Trustee under Trust No.         By:   Stephen Kardel
                                      ------------------------------
61523                                  Title: Vice President

By: A.M. Lutkus
    -------------------------
    Title: Authorized Officer

                                   EXHIBIT A





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